UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2006

HOKU SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51458	94-0351487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1075 Opakapaka Street Kapolei, Hawaii	96707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (808) 682-7800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Stockholder Approval of Amendment to 2005 Equity Incentive Plan

At Hoku Scientific’s 2006 Annual Meeting of Stockholders held on September 7, 2006, our stockholders approved an amendment of the Hoku Scientific, Inc. 2005 Equity Incentive Plan, or 2005 Plan. The sole purpose of the amendment was to add directors as a permissible class of recipients eligible for discretionary grants under the 2005 Plan in order to provide Hoku with greater flexibility in structuring a competitive equity compensation program for members of our Board of Directors, or the Board. The Board previously adopted the 2005 Plan on March 24, 2005 and the 2005 Plan was approved by Hoku’s stockholders on July 11, 2005.

The following is a summary of the material terms of our 2005 Plan, which were not affected by the amendment discussed above.

Description of the 2005 Plan

Stock Subject to the 2005 Plan. The maximum number of shares of common stock that are available for issuance under the 2005 Plan is 666,666; provided, however, that such share reserve will be increased from time to time by the number of shares of our common stock issuable pursuant to stock awards outstanding under our 2002 Stock Plan as of the effective date of the 2005 Plan that, but for the termination of the 2002 Stock Plan as of the effective date of the 2005 Plan, would otherwise have reverted to the share reserve of the 2002 Stock Plan. The number of shares of common stock reserved for issuance will automatically increase on April 1st of each year, from 2006 through 2014, in an amount equal to the lesser of 133,333 shares of our common stock or the number of shares of common stock granted pursuant to stock awards in the prior fiscal year. However, our Board has the authority to designate a smaller number of shares by which the authorized number of shares of common stock will be increased prior to the first day of any fiscal year. The number of shares of our common stock that may be issued pursuant to the exercise of incentive stock options under the 2005 Plan is 666,666 shares of our common stock, plus the number of shares by which the 2005 Plan reserve is increased annually as described above.

The following types of shares issued under the 2005 Plan may again become available for the grant of new awards under the 2005 Plan: (a) shares that are forfeited to or repurchased by us prior to becoming fully vested; (b) shares withheld to satisfy income and employment withholding taxes; (c) shares used to pay the exercise price of an option in a net exercise arrangement and (d) shares tendered to us to pay the exercise price of an option. In addition, if a stock award granted under the 2005 Plan expires or otherwise terminates without being exercised in full, the shares of common stock not acquired pursuant to the stock award again become available for subsequent issuance under the 2005 Plan. Shares issued under the 2005 Plan may be previously unissued shares or shares reacquired in the market or otherwise.

Liquidation or Dissolution; Significant Corporate Transactions; Changes in Control. In the event of a liquidation or dissolution of Hoku, all outstanding stock awards shall terminate immediately prior to the completion of the liquidation or dissolution. However, the Board may, in its sole discretion, cause some or all of the stock awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture before the liquidation or dissolution is completed.

In the event of certain significant corporate transactions, outstanding stock awards under the 2005 Plan may be assumed, continued, or substituted by any surviving corporation. If the surviving corporation does not assume, continue, or substitute such stock awards, then: (a) with respect to any such stock awards that are held by individuals then performing services for Hoku or our affiliates, the vesting and exercisability provisions of such stock awards will be accelerated in full and such stock awards will be terminated if not exercised prior to the effective date of the corporate transaction, and (b) all other outstanding stock awards will be terminated if not exercised prior to the effective date of the corporate transaction. If repurchase or forfeiture rights are not assigned, then the stock awards will become fully vested.

A significant corporate transaction will be deemed to occur in the event of: (a) the sale or disposition of substantially all of the assets of Hoku and its subsidiaries, if any, (b) a merger or consolidation in which Hoku is not the surviving corporation, (c) sale or other disposition of at least 90% of the outstanding securities of Hoku, or (d) a reverse merger in which Hoku is the surviving corporation, but shares of common stock are converted into other property by virtue of the corporate transaction.

Our Board has the discretion to provide that a stock award under the 2005 Plan will immediately vest as to all or any portion of the shares subject to the stock award (a) immediately upon the occurrence of certain specified change of control transactions, whether or not the stock award is assumed, continued or substituted by a surviving or acquiring entity in the transaction or (b) in the event a participant’s service with us or a successor entity is terminated actually or constructively within a designated period following the occurrence of certain specified change of control transactions. Stock awards held by participants under the 2005 Plan will not vest on such an accelerated basis unless specifically provided by the participant’s applicable award agreement.

Duration, Termination. The Board may suspend or terminate the 2005 Plan at any time. The 2005 Plan is scheduled to terminate no later than March 23, 2015. No rights may be granted under the 2005 Plan while the 2005 Plan is suspended or after it is terminated.

The above description of the 2005 Plan is qualified in its entirety by reference to the full text of the 2005 Plan and Form of Stock Option Agreement, both of which are incorporated by reference to this Current Report on Form 8-K, as referenced in the Exhibit list below.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
Exhibit 10.11 (1)	2005 Equity Incentive Plan.

Exhibit 10.12 (2)	Form of Stock Option Agreement under the 2005 Equity Incentive Plan.

(1)	Filed as an attachment to our Definitive Proxy Statement for our 2006 Annual Meeting of Stockholders held on September 7, 2006, as filed with the Securities and Exchange Commission on July 28, 2006, and incorporated herein by reference.
(2)	Filed as Exhibit 10.12 to our Registration Statement on Form S-1 (No. 333-124423) filed with Securities and Exchange Commission on July 13, 2005, as amended, and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 13, 2006

HOKU SCIENTIFIC, INC.

By:	/s/ DUSTIN SHINDO
Dustin Shindo
Chairman of the Board of Directors, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number		Description
Exhibit 10.11	(1)	2005 Equity Incentive Plan.

Exhibit 10.12	(2)	Form of Stock Option Agreement under the 2005 Equity Incentive Plan.

(1)	Filed as an attachment to our Definitive Proxy Statement for our 2006 Annual Meeting of Stockholders held on September 7, 2006, as filed with the Securities and Exchange Commission on July 28, 2006, and incorporated herein by reference.
(2)	Filed as Exhibit 10.12 to our Registration Statement on Form S-1 (No. 333-124423) filed with Securities and Exchange Commission on July 13, 2005, as amended, and incorporated herein by reference.